UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934

November 7, 2003
(Date of earliest event reported)

TB WOOD’S CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14182	25-1771145
(State of incorporation)	Commission File Number	(IRS Employer Identification No.)

440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA	17201
(Address of principal executive office)	(Zip Code)

717-264-7161
(Registrant’s telephone number, including area code)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit 99.1 Press Release of the Company regarding the announcement of Michael L. Hurt’s retirement and Appointment of James R. Swenson as Interim CEO, dated November 7, 2003

Item 9. Regulation FD Disclosure

On November 7, 2003, the Company issued a press release announcing the retirement of Michael L. Hurt, President and Chief Executive Officer and the appointment of James R. Swenson as Interim Chief Executive Officer.

The information in this report is being furnished in place of Item 12 of Form 8-K, Results of Operations and Financial Condition, in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD’S CORPORATION

By /s/ Joseph C. Horvath

Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 10, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated November 7, 2003